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                                                                    Exhibit 21.2
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
SUBSIDIARY                                                       STATE OF                              OTHER NAMES USED
                                                       ORGANIZATION/INCORPORATION
767 Star, LLC                                                    Delaware                                    None
Acre Partners, L.L.C.                                            Delaware                                    None
Acre Richfield, LLC                                              Delaware                                    None
Acre Simon, L.L.C.                                               Delaware                                    None
BM Center, LLC                                                   Delaware                                    None
Corporate Technology Centre Associates, LLC                     California                                   None
Corporate Technology Centre Associates II, LLC                  California                                   None
CTC Associates I, L.P.                                           Delaware                                    None
CTC Associates I Genpar, LLC                                     Delaware                                    None
FMAC Star Fund, L.L.P                                          Connecticut                                   None
FMAC Starfund Preferred, Inc.                                    Delaware                                    None
F/S Subsidiary, L.L.C.                                           Delaware                                    None
iStar Asset Receivable Trust                                     Delaware                                    None
iStar Asset Services, Inc.                                       Delaware                                    None
iStar Cayman Bonds, Inc.                                         Delaware                                    None
iStar Cayman Bonds, GP, Inc.                                     Delaware                                    None
iStar  D.B. Seller, Inc.                                         Delaware                                    None
iStar  D.C., Inc.                                                Delaware                                    None
iStar/Denver Place, LLC                                          Delaware                                    None
iStar Direct Holdings, LLC                                       Delaware                                    None
iStar Financial Preferred, Inc.                                  Delaware                                    None
iStar Merger Co. I                                               Delaware                                    None
iStar Merger Co. II                                              Delaware                                    None
iStar Poydras, LLC                                               Delaware                                    None
iStar Real Estate Services, Inc.                                 Maryland                                    None
iStar San Jose, LLC                                              Delaware                                    None
iStar Sunnyvale Partners L.P.                                    Delaware                                    None
iStar Ventures, LLC                                              Delaware                                    None
iStar Walden, LLC                                                Delaware                                    None
Newpar, LLC                                                      Delaware                                    None
Red Lion G.P., Inc.                                              Delaware                                    None
RLH Partnership, L.P.                                            Delaware                                    None
SFI I, LLC                                                       Delaware                                    None
SFT I, Inc.                                                      Delaware                         Starwood Financial I (CA)
SFT II, Inc.                                                     Delaware                         Starwood Financial II (CA)
SFT Bonds A, Inc.                                                Delaware                                    None
SFT-Ford City, Inc.                                              Delaware                                    None
SFT-Port Charlotte, Inc.                                         Delaware                                    None
SFT-Sun Valley, Inc.                                             Delaware                                    None
SFT/RLH, Inc.                                                    Delaware                                    None
SFT Venturer, LLC.                                               Delaware                                    None
SFT Whole Loans A, Inc.                                          Delaware                                    None
Stars I Corp.                                                    Delaware                                    None
Starwood Operating, Inc.                                         Delaware                                    None
TN-CP Venture One                                                 Texas                                      None
Trinet Concord Farms I Limited Partnership                    Massachusetts                                  None
Trinet Concord Farms II Limited Partnership                   Massachusetts                                  None
Trinet Concord Farms III Limited Partnership                  Massachusetts                                  None
Trinet Corporate Partners I, L.P.                                Delaware                                    None
Trinet Corporate Partnership II, LP.                             Delaware                                    None
Trinet Corporate Partnership III L.P.                            Delaware                                    None
Trinet Corporate Realty Trust, Inc.                              Maryland                                    None
Trinet Essentials Facilities I, Inc.                             Maryland                                    None
Trinet Essentials Facilities II, Inc.                            Maryland                                    None
Trinet Essentials Facilities III, Inc.                           Maryland                                    None
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
SUBSIDIARY                                                       STATE OF                              OTHER NAMES USED
                                                       ORGANIZATION/INCORPORATION
Trinet Essentials Facilities IV, Inc.                            Maryland                                    None
Trinet Essentials Facilities V, Inc.                             Maryland                                    None
Trinet Essentials Facilities VI, Inc.                            Maryland                                    None
Trinet Essentials Facilities VV, Inc.                            Maryland                                    None
Trinet Essentials Facilities VIIIr, Inc.                         Maryland                                    None
Trinet Essentials Facilities X, Inc.                             Maryland                                    None
Trinet Essentials Facilities XI, Inc.                            Maryland                                    None
Trinet Essentials Facilities XII, Inc.                           Maryland                                    None
Trinet Essentials Facilities XIII, Inc                           Maryland                                    None
Trinet Essentials Facilities XIV, Inc.                           Maryland                                    None
Trinet Essentials Facilities XV, Inc.                            Maryland                                    None
Trinet Essentials Facilities XVI, Inc.                           Maryland                                    None
Trinet Essentials Facilities XVIII, Inc.                         Maryland                                    None
Trinet Essentials Facilities XIX, Inc.                           Maryland                                    None
Trinet Essentials Facilities XX, Inc.                            Maryland                                    None
Trinet Essential Facilities XXI, Inc.                            Maryland                                    None
Trinet Essential Facilities XXII, Inc.                           Maryland                                    None
Trinet Essential Facilities XXIII, Inc.                          Maryland                                    None
Trinet Essential Facilities XXIV, Inc.                           Maryland                                    None
Trinet Essential Facilities XXV, Inc.                            Maryland                                    None
Trinet Essential Facilities XXVI, Inc.                           Maryland                                    None
Trinet Essential Facilities XXVII, Inc.                          Maryland                                    None
Trinet Essential Facilities XXIII, Inc.                          Maryland                                    None
Trinet Essential Facilities XXIX, Inc.                           Maryland                                    None
Trinet Essential Facilities XXX, Inc.                            Maryland                                    None
Trinet Management Operating Company, Inc.                        Maryland                                    None
Trinet Milpitas Associates, LLC                                  Maryland                                    None
Trinet Property Partners, LP                                     Maryland                                    None
Trinet Realty Capital, Inc.                                      Maryland                                    None
Trinet realty investors I, Inc.                                  Maryland                                    None
Trinet Realty Investors II, Inc.                                 Maryland                                    None
Trinet Realty Investors III, Inc.                                Maryland                                    None
Trinet Realty Investors IV, Inc.                                 Maryland                                    None
Trinet Realty Investors V, Inc.                                  Maryland                                    None
Trinet Realty Ventures, Inc.                                     Maryland                                    None
Trinet Sunnyvale Partners, L.P.                                  Maryland                                    None
Trinet XVII Realty Trust                                         Maryland                                    None
W9/Trinet Poydras, LLC                                           Maryland                                    None